MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Oct-96
Reporting Month:  September

                                                                            Interest    Interest   Principal
                 Original        Original Integral    Record    Accrual     Payment     Payment    Ending         Remaining
Class            Balance         Pct Pool Denominatio Date      Factor      Factor      Factor     Balance        Principal Factor
Merit 3 Class A  $144,348,444.00 85.00%   $1,000.00   30-Sep-96  2.54197482  2.54197482 9.67735274 $72,142,318.19 0.49977898
Merit 3 Class B   $13,585,736.00  8.00%   $1,000.00   30-Sep-96 12.50000000 12.50000000 0.00000000 $13,585,736.00 1.00000000

                 $157,934,180.00                                                                   $85,728,054.19

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Oct-96
Reporting Month       September

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 12.01% $11,887,519.82 $0.00       $18,760.63 $97,615,574.01  12.18% $11,887,519.82

Insurance Policies

                                Initial Coverage    Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 35.98% $2,619,944.00 $0.00       $0.00  $7,263,903.21   36.07% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                            $231,719.17

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                29          $4,109,804             4.21%
60+ Days                 9          $2,097,223             2.15%
90+ Days                28          $4,897,511             5.02%
Foreclosure              8          $1,463,805             1.50%
REO                     17          $2,452,690             2.51%

Totals                  91         $15,021,033            15.39%


Advances on Delinquencies                                      $136,721.48
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3

Payment Date:     28-Oct-96
Report Date:      September

Collateral Proceeds Account

Beginning Balance                                     $0.00
Deposits                                                               Withdrawals
Interest Net of Servicing Fee                   $782,044.59            Interest Payments         $536,751.81
Principal                                     $1,396,910.81            Principal Payments      $1,396,910.81
Deposits From Reserve Fund                            $0.00            Surplus                   $231,719.17
Other Deposits                                        $0.00            FSA Fee                       $13,573.61
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $2,178,955.40            Total Withdrawals       $2,178,955.40

                                                                       Ending Balance                  $0.00

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3

Payment Date:     28-Oct-96
Reporting Month:  September

                Class
                Interest   Beginning      Interest    Interest     Principal    Total         Applied Ending
Class           Rate       Balance        Accrual     Payment      Payment      Distribution  Losses  Balance
Merit 3 Class A  5.987500% $73,539,229.00 $366,930.11 $366,930.11 $1,396,910.81 $1,763,840.92 $0.00   $72,142,318.19
Merit 3 Class B 15.000000% $13,585,736.00 $169,821.70 $169,821.70         $0.00   $169,821.70 $0.00   $13,585,736.00

                           $87,124,965.00 $536,751.81 $536,751.81 $1,396,910.81 $1,933,662.62 $0.00   $85,728,054.19

Class           CUSIP     Priority PrincipalType Interest Type
Merit 3 Class A 589962AG4 Senior    Sequential   Floater
Merit 3 Class B 589962AH2 Senior    Sequential   Floater